Exhibit 10.2

CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND
MARKED WITH “**”. AN UNREDACTED VERSION OF THIS DOCUMENT HAS
ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

THIRD AMENDMENT TO THAT CERTAIN

“CONTRACT FOR SERVICES” AGREEEMENT

DATED JUNE 22ND, 2007

BY AND BETWEEN

SKY ANGEL U.S.LLC AND NEULION, INC.

This Amendment (the “Third Amendment”) is entered into this 30th day of  September, 2011 (the “Effective Date”) for the purpose of amending that certain Contract For Services agreement dated as of June 22nd, 2007, by and between Sky Angel U.S. LLC, (“Sky Angel”) and NeuLion, Inc. (“NeuLion”) and Amendments there to (the “Agreement”).  Sky Angel and NeuLion a (Party) or collectively (the “Parties”).

WHEREAS, Sky Angel and NeuLion desire and agree to amend the Agreement in the manner set forth in this Amendment; and

WHERAS, capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1)	Set Top Box User Interface.

a)	Sky Angel and NeuLion hereby agree to amend the Agreement by adding the following new subsection entitled User Interface to the NeuLion Provided Services section of Exhibit A.

i)	“NeuLion shall redesign the Sky Angel Set Top Box User Interface, using the KyLinTV 2.0 software design, including all KyLinTV functionality, as the template.”
ii)	“NeuLion will complete the redesign in accordance with the above sub-section and install electronically on all than and future active Sky Angel V2 Set Top Boxes no later than Jan 1, 2012.”

iii)	All set-top-boxes delivered to Sky Angel Subscribers after Jan 1, 2012 shall be equipped with the 2.0 software and enabled upon shipment to the Subscriber.
iv)	NeuLion shall provide to Sky Angel an administrative database for V 1 Set Top Box Users and an administrative database for V 2 Set Top Box Users.

b)
NeuLion shall use commercially reasonable efforts to conduct ongoing research and development, the cost to be shared by the Parties as agreed and appropriate, so as to keep the Sky Angel set-top-box and software up-to-date and competive with similar products utilized by its competitors.  Sky Angel and NeuLion hereby agree to amend the Agreement by adding the following subsection entitled Set Top Box Interface Fee to  Exhibit B:

i)	“Upon the execution of this Amendment, Sky Angel shall pay NeuLion *******.”

c)
Provided that Sky Angel provides adequate bandwidth on or before Oct 24, 2011, NeuLion shall complete and implement an upgrade to the Sky Angel WebTV service including the interface, adaptive streaming technology, and improved picture quality comparible to the KyLinTV web service by Oct 24, 2011.

2)	Upgrade NeuLion Transcode Software and Services Infrastructure.

a)
“Sky Angel and NeuLion hereby agree to amend the Agreement by adding the following new subsection entitled Upgrade NeuLion Transcode Software and Services Infrastructure to the NeuLion Provided Services section of Exhibit A

i)
“NeuLion shall upgrade the NeuLion provided Transcode Software and Services in order to support V1 Set Top Box Users and V2 Set Top Box Users in order to support the migration of Sky Angel V1 Set Top Box Users to the new V2 Set Top Box.  The upgrade will support both the V1 Set Top Box and the V2 Set Top Box simultaneously.

b)	Sky Angel and NeuLion hereby agree to amend the Agreement by adding the following subsection entitled Transcode Software and Server Infrastructure Upgrade to Exhibit B:

i)
“NeuLion shall upgrade the NeuLion provided Transcode Software and Service Infrastructure in order to support the simultaneous use of the V1 Set Top Box and the V2 Set Top Box. Once NeuLion has made available to Sky Angel the upgraded Transcode Software and Service Infrastructure and Sky Angel elects to operate both the V1 Set Top Box and the V2 Set Top Box   simultaneously by providing NeuLion with thirty (30) days written notice, Sky Angel shall pay NeuLion *******. Payment for the *******. *******.  Sky Angel may terminate such election by providing NeuLion with thirty (30) days written notice. Upon such termination, *******.”

3)	NeuLion Adaptive Streaming Service.

a)	“Sky Angel and NeuLion hereby agree to amend the Agreement by adding the following new subsection entitled NeuLion Adaptive Streaming Service to the NeuLion Provided Services section of Exhibit A.

i)
“NeuLion shall provide Sky Angel Adaptive Streaming Service in order to transcode and segment Sky Angel Linear Channel and VOD content into formats that will support the Sky Angel V2 Setup Box Users, Apple iPad Users, and Roku Device Users.”

b)	Sky Angel and NeuLion hereby agree to amend the Agreement by adding the following subsection entitled NeuLion Adaptive Streaming Service to Exhibit B:

i)
NeuLion shall make available to Sky Angel by January 1, 2012, the NeuLion Adaptive Streaming Service for the Sky Angel V2 Setup Box and the Apple iPad. NeuLion shall make available to Sky Angel by February 15, 2012, the Sky Angel Service for the Roku Device. In the event NeuLion provides timely design data to permit Sky Angel to meet the deadline of this Section,  the above delivery dates are predicated on Sky Angel delivering to NeuLion by October 10, 2011, this executed Third Amendment and a mutually agreed upon design specification. Sky Angel shall pay NeuLion *******; *******; (i) the iPad and Roku Device and (ii) development of the User Interface for the iPad and the Roku Device; and *******. Payment for the ******* shall be due pursuant to the following payment schedule; (a) ******* due upon the execution of this Amendment, as a partial payment towards *******, and (b) *******; consisting of; (i) *******, and (ii) ******* and (c) *******. *******”

4)	Sky Angel Active Subscriber Migration to V2 Set Top Box.

a)
“Sky Angel and NeuLion hereby agree to amend the Agreement by adding the following new subsection entitled Sky Angel Active Subscriber Migration to V2 Set Top Box to the NeuLion Provided Services section of Exhibit B.

i)
NeuLion will offer active, as of the date of this Agreement,  Sky Angel subscribers using the V1 Set Top Box a one-time right to migrate to and purchase a V2 Set Top Box for the Purchase Price of seventy dollars ($70.00) plus NeuLion’s shipping and handling fee of $19.99.  The V2 Set Top Box includes the wireless capability.

a)	NeuLion will provide delivery of the V2 Set Top Box to Sky Angel Users six to eight weeks from date of order from the Sky Angel Active Subscriber.

5)
NeuLion shall provide to Sky Angel Subscriber’s substantially the same, or a functionally similar, Set Top Box with substantially the same software and functionality it provides to DISH TV and KyLin  and at a price reflective of that charged to DISH  adjusted only for quantity discounts provided.

6) Neulion agrees that none of the current functions, including 48 hour lookback, will be compromised by the redesign and upgrade of the Sky Angel set top box. Additionally, NeuLion agrees that the upgraded V2 Set Top Box will be in compliance with FCC and Underwriters Lab certification.

Effective Date.   This Amendment shall be effective on the Effective Date shown above.

General. Except as expressly provided herein, the Agreement shall continue in full force and effect as modified hereby.

IN WITNESS WHEREOF, the Parties have executed this Third Amendment this 7th day of October, 2011.

Sky Angel U.S., LLC		NeuLion, Inc.

By:	/s/ Thomas Scott	By:	/s/ Roy E. Reichbach/ss
	(Authorized Signature)		(Authorized Signature)

Printed Name and Title	President	Printed Name and Title	Roy E. Reichbach Secretary